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                                 CERTIFICATIONS                          11. (b)
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Name of registrant: William Blair Funds

Each of the undersigned, the principal executive officer and principal financial officer of the above named Registrant, hereby certify to the best of his knowledge and belief that:

     1. The Registrant's periodic report on Form N-CSR fully complies with the requirements of Section 13 (a) or Section 15 (d) of the Securities Exchange Act of 1934; and

     2. The information contained in Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the issuer.


                                                 /s/ Marco Hanig
                                                 -------------------------------
                                             BY: Marco Hanig, President
                                                 (Chief Executive Officer)

                                                 Date: August 26, 2004


                                                 /s/ Terence M. Sullivan
                                                 -------------------------------
                                             BY: Terence M. Sullivan, Treasurer
                                                 (Chief Financial Officer)

                                                 Date: August 26, 2004